UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 16, 2025

Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100

Orlando, Florida 32826

(Address of principal executive office, including zip code)

(407) 382-4003

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

LightPath Technologies, Inc.

Form 8-K

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2025, LightPath Technologies, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Meeting”). A total of 48,954,542 shares of the Company’s capital stock were issued and outstanding as of the record date of the Meeting, April 24, 2025, comprised of 42,898,936 shares of Class A Common Stock and 6,055,606 shares of Series G Preferred Stock. Each share of Class A Common Stock was entitled to one vote and, other than with respect to Proposal 1, each share of Series G Preferred Stock was entitled to one vote. A total of 28,620,920 shares of capital stock were present or represented by proxy and voted at the Meeting, constituting a quorum. The following proposals, as described in greater detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 2, 2025 (the “Proxy Statement”) were voted on at the Meeting. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Proxy Statement.

Proposal 1 – Approval of Issuance of Shares of Class A Common Stock Issuable Upon Conversion of Series G Preferred Stock and Exercise of Warrants.

The Company’s stockholders approved, pursuant to Nasdaq Listing Rule 5635, the issuance of 20% or more of the Company's outstanding shares of Class A Common Stock or securities convertible into Class A Common Stock (a) in connection with the Company’s acquisition of all of the outstanding membership interests of G5 Infrared, LLC on February 18, 2025 or (b) upon (i) the conversion of shares of Series G Preferred Stock, and (ii) the exercise of warrants to purchase shares of Class A Common Stock, dated February 18, 2025. The results of the voting were as follows:

For	Against	Abstain
21,272,650	1,015,537	277,126

Proposal 2 – Approval of Amendment to the 2018 Stock Incentive Compensation Plan (the “2018 SICP”).

The Company’s stockholders approved an amendment to the 2018 SICP to increase the number of shares available for future grants by 4,000,000 shares of Class A Common Stock. The results of the voting were as follows:

For	Against	Abstain
26,846,741	1,161,098	613,081

Proposal 3 – Approval of the 2025 Employee Stock Purchase Plan (the “2025 ESPP”).

The Company’s stockholders approved the adoption of the 2025 ESPP. The results of the voting were as follows:

For	Against	Abstain
27,432,805	534,928	653,187

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: June 20, 2025	By:	/s/ Albert Miranda
Albert Miranda, Chief Financial Officer

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